UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

April 4, 2011
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 8.01.                      Other Events.
On April 4, 2011, GeoGlobal Resources Inc. (GeoGlobal) issued a press release providing an update on certain of our exploration activities.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

The information disclosed in this Form 8-K and the related exhibit shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section.  The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.
Exhibit 99.1                   Press Release of GeoGlobal Resources Inc. dated April 4, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 6, 2011

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated April 4, 2011.